Exhibit 32.2

                  Certification of Principal Financial Officer
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Carrollton Bancorp on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Francis X Ryan, Chief Financial Officer of Carrollton Bancorp, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Form 10-Q for the period ended September 30, 2009 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Form 10-Q for the period ended September 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of Carrollton Bancorp.


Date: November 12, 2009

/s/ Francis X. Ryan
-----------------------

Francis X. Ryan
Chief Financial Officer